UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 3, 2013

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York	10580
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 3, 2013, Jarden Corporation (the “Company”) issued a press release announcing the execution of a definitive Unit Purchase Agreement to acquire privately-held Yankee Candle Investments LLC (“Yankee Candle Investments”), the parent of The Yankee Candle Company, Inc. (“Yankee Candle Company”) for approximately $1.75 billion in cash, subject to working capital and other adjustments, and a maximum earnout payment of $55 million. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In connection with the pending acquisition of Yankee Candle Investments, the following financial statements of YCC Holdings LLC and subsidiaries (“YCC Holdings”), a wholly-owned subsidiary of Yankee Candle Investments, and Yankee Holding Corp. and subsidiaries (“Holding Corp.”), a wholly-owned subsidiary of YCC Holdings, are provided:

•	Audited consolidated balance sheets of YCC Holdings as of December 29, 2012 and December 31, 2011, and the related consolidated statements of operations, comprehensive income, changes in member’s equity (deficit), and cash flows for each of the three fifty-two week periods ended December 29, 2012, and audited consolidated balance sheet of Holding Corp. as of December 29, 2012 and December 31, 2011, and the related consolidated statements of operations, comprehensive income, changes in stockholder’s equity (deficit), and cash flows for each of the three fifty-two week periods ended December 29, 2012, and the notes to the consolidated financial statements of YCC Holdings and Holding Corp., and the Reports of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, dated March 29, 2013, are attached as Exhibit 99.2.

•	Condensed consolidated balance sheet of YCC Holdings as of June 29, 2013 (unaudited) and December 29, 2012, and the related unaudited condensed consolidated statements of operations and comprehensive loss for the thirteen weeks ended June 29, 2013 and June 30, 2012, and the related unaudited condensed consolidated statements of operations, comprehensive loss, change in member’s equity and cash flows for the twenty-six weeks ended June 29, 2013 and June 30, 2012, and condensed consolidated balance sheet of Holding Corp. as of June 29, 2013 (unaudited) and December 29, 2012, and the related unaudited condensed consolidated statements of operations and comprehensive loss for the thirteen weeks ended June 29, 2013 and June 30, 2012, and the related unaudited condensed consolidated statements of operations, comprehensive loss, change in stockholder’s equity and cash flows for the twenty-six weeks ended June 29, 2013 and June 30, 2012, and the notes to the consolidated financial statements of YCC Holdings and Holding Corp., are attached as Exhibit 99.3.

Attached hereto as Exhibit 99.4 and incorporated herein by reference are the unaudited pro forma condensed combined balance sheet as of June 30, 2013 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2012, the six months ended June 30, 2013 and the latest twelve months ended June 30, 2013 of the Company giving effect to the Company’s acquisition of Yankee Candle Investments.

Attached hereto as Exhibit 99.5 and incorporated herein by reference are certain additional pro forma financial information of the Company, giving effect to the Company’s acquisition of Yankee Candle Investments, and a reconciliation of certain non-GAAP financial measures on which certain of such pro forma information is based.

Yankee Candle Investments has no operations and its sole asset is its 100% equity interest in YCC Holdings. Accordingly, the consolidated financial position and the results of operations for Yankee Candle Investments would be substantially consistent with those of YCC Holdings. YCC Holdings is the direct 100% parent of Holding Corp. The principal subsidiary of YCC Holdings and Holding Corp. is Yankee Candle Company. All of the operating results of YCC Holdings and Holding Corp. are derived from the operating results of Yankee Candle Company. The pro forma information attached hereto as Exhibit 99.4 and Exhibit 99.5 and incorporated by reference herein refers to YCC Holdings and its subsidiaries collectively as “Yankee Candle”.

This Current Report on Form 8-K contains non-GAAP financial measures that may not be directly comparable to other similarly titled measures used by other companies. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets, or statements of cash flows of the company; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. Pursuant to the requirements of Regulation G, the Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. These non-GAAP measures are provided because management of the Company uses these financial measures in monitoring and evaluating the Company’s ongoing financial results and trends. Management uses this non-GAAP information as an indicator of business performance, and evaluates overall management with respect to such indicators. Additionally, the Company uses non-GAAP financial measures because the Company’s credit agreement provides for certain adjustments in calculations used for determining whether the Company is in compliance with certain credit agreement covenants, including, but not limited to, adjustments relating to non-cash purchase accounting adjustments, non-cash impairment charges of goodwill, intangibles and other assets, certain net reorganization costs and acquisition-related and other charges, transaction and integration costs, Venezuela hyperinflationary and devaluation-related charges, gains and losses as a result of currency fluctuations, gain on the sale of a domestic business, non-cash stock-based compensation costs, loss on early extinguishment of debt, non-cash original issue discount amortization and other items. Adjusted gross margin is calculated by dividing adjusted gross profit by net sales. Segment earnings (as adjusted EBITDA) margin is calculated by dividing segment earnings (as adjusted EBITDA) by net sales. These non-GAAP measures should be considered in addition to, but not as a substitute for, measures of financial performance prepared in accordance with GAAP.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are hereby filed as part of this Current Report on Form 8-K:

Number	Exhibit

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm to YCC Holdings.

23.2	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm to Holding Corp.

99.1	Press Release of Jarden Corporation, dated September 3, 2013.

99.2

Audited consolidated balance sheets of YCC Holdings as of December 29, 2012 and December 31, 2011, and the related consolidated statements of operations, comprehensive income, changes in member’s equity (deficit), and cash flows for each of the three fifty-two week periods ended December 29, 2012, and audited consolidated balance sheet of Holding Corp. as of December 29, 2012 and December 31, 2011, and the related consolidated statements of operations, comprehensive income, changes in stockholder’s equity (deficit), and cash flows for each of the three fifty-two week periods ended December 29, 2012, and the notes to the consolidated financial statements of YCC Holdings and Holding Corp., and the Reports of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, dated March 29, 2013.

99.3

Condensed consolidated balance sheet of YCC Holdings as of June 29, 2013 (unaudited) and December 29, 2012, and the related unaudited condensed consolidated statements of operations and comprehensive loss for the thirteen weeks ended June 29, 2013 and June 30, 2012, and the related unaudited condensed consolidated statements of operations, comprehensive loss, change in member’s equity and cash flows for the twenty-six weeks ended June 29, 2013 and June 30, 2012, and condensed consolidated balance sheet of Holding Corp. as of June 29, 2013 (unaudited) and December 29, 2012, and the related unaudited condensed consolidated statements of operations and comprehensive loss for the thirteen weeks ended June 29, 2013 and June 30, 2012, and the related unaudited condensed consolidated statements of operations, comprehensive loss, change in stockholder’s equity and cash flows for the twenty-six weeks ended June 29, 2013 and June 30, 2012, and the notes to the consolidated financial statements of YCC Holdings and Holding Corp.

99.4	Unaudited pro forma condensed combined balance sheet as of June 30, 2013 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2012, the six months ended June 30, 2013 and the latest twelve months ended June 30, 2013 of the Company giving effect to the Company’s acquisition of Yankee Candle Investments.

99.5

Supplemental unaudited condensed consolidated pro forma information of the Company giving effect to the Company’s acquisition of Yankee Candle Investments and related reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 2013

JARDEN CORPORATION

By:		/s/ John E. Capps
	Name:	John E. Capps
	Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Number	Exhibit

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm to YCC Holdings.

23.2	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm to Holding Corp.

99.1	Press Release of Jarden Corporation, dated September 3, 2013.

99.2	Audited consolidated balance sheets of YCC Holdings as of December 29, 2012 and December 31, 2011, and the related consolidated statements of operations, comprehensive income, changes in member’s equity (deficit), and cash flows for each of the three fifty-two week periods ended December 29, 2012, and audited consolidated balance sheet of Holding Corp. as of December 29, 2012 and December 31, 2011, and the related consolidated statements of operations, comprehensive income, changes in stockholder’s equity (deficit), and cash flows for each of the three fifty-two week periods ended December 29, 2012, and the notes to the consolidated financial statements of YCC Holdings and Holding Corp., and the Reports of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, dated March 29, 2013.

99.3	Condensed consolidated balance sheet of YCC Holdings as of June 29, 2013 (unaudited) and December 29, 2012, and the related unaudited condensed consolidated statements of operations and comprehensive loss for the thirteen weeks ended June 29, 2013 and June 30, 2012, and the related unaudited condensed consolidated statements of operations, comprehensive loss, change in member’s equity and cash flows for the twenty-six weeks ended June 29, 2013 and June 30, 2012, and condensed consolidated balance sheet of Holding Corp. as of June 29, 2013 (unaudited) and December 29, 2012, and the related unaudited condensed consolidated statements of operations and comprehensive loss for the thirteen weeks ended June 29, 2013 and June 30, 2012, and the related unaudited condensed consolidated statements of operations, comprehensive loss, change in stockholder’s equity and cash flows for the twenty-six weeks ended June 29, 2013 and June 30, 2012, and the notes to the consolidated financial statements of YCC Holdings and Holding Corp.

99.4	Unaudited pro forma condensed combined balance sheet as of June 30, 2013 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2012, the six months ended June 30, 2013 and the latest twelve months ended June 30, 2013 of the Company giving effect to the Company’s acquisition of Yankee Candle Investments.

99.5	Supplemental unaudited condensed consolidated pro forma information of the Company giving effect to the Company’s acquisition of Yankee Candle Investments and related reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures.